Exhibit 10.19

GUARANTY

THIS DOCUMENT CONTAINS A WAIVER OF TRIAL BY JURY

This GUARANTY dated as of 08/08/2022, is made by the individual who has signed below (the “Guarantor”), to Celtic Bank Corporation (“Creditor”), together with Creditor’s successors and assigns, including BlueVine Inc. (the “Servicer”).

FOR GOOD AND VALUABLE CONSIDERATION, and to induce Creditor to extend financial accommodations to Debtor (as defined below), Guarantor agrees as follows:

1.	DEFINITIONS AND CONSTRUCTION. AS USED HEREIN:

1.1	“Agreement” - This Guaranty, as amended.

1.2	“Bankruptcy Code” - Title 11 of the United States Code.

1.3	“Chosen State” - Utah

1.4	“Credit Documents” - That certain Financing and Security Agreement dated of essentially even date herewith between, inter alia, Debtor and Creditor, all documents executed in connection therewith, and all amendments or renewals to or of any of the foregoing, or any other document evidencing a Guaranteed Obligation.

1.5	“Creditor” - See Preamble.

1.6	“Debtor” - FIRST PERSON, INC., and all its successors-in-interest by operation of law or otherwise, including any Trustee (as defined in the Bankruptcy Code) or debtor-in-possession, and any successor-in-interest arising out of any merger or reorganization involving such entity, whether it is the surviving or the disappearing entity.

1.7	“Guaranteed Obligations” - All present and future obligations of Debtor to Creditor, including but not limited to obligations arising out of the Credit Documents, including interest that, but for the filing of a petition under the Bankruptcy Code with respect to Debtor, would have accrued on any such obligations, and attorneys’ fees.

1.8	“Guarantor” - See Preamble.

2.	GUARANTY.

2.1	Promise to Pay and Perform. Guarantor unconditionally and irrevocably guarantees to Creditor the prompt payment and performance of the Guaranteed Obligations whether or not the Guaranteed Obligations are found to be invalid, illegal or unenforceable, this being a guaranty of payment and not a guaranty of collection. The Guarantor further agrees to pay all expenses, including without limitation, attorneys’ fees and court costs, paid or incurred by Creditor in endeavoring to collect the Guaranteed Obligations, or any part thereof, and in enforcing this Guaranty, plus interest on such amounts at the interest rate that applies to the Guaranteed Obligations, as provided for in the Credit Documents, as amended from time-to-time. Interest on such amounts paid or incurred by Creditor shall be computed from the date of payment made by Creditor and shall be payable on demand.

2.2	Absolute and Unconditional Nature of the Guaranty. The Guarantor acknowledges that this Guaranty is a guaranty of payment and not of collection, and that Guarantor’s obligations hereunder shall be absolute, unconditional and unaffected by:

2.2.1	the waiver of the performance or observance by the Debtor of any agreement, covenant, term or condition to be performed or observed by such Debtor;

2.2.2	the extension of time for the payment of any sums owing or payable with respect to the Guaranteed Obligations or the time for performance of any other Guaranteed Obligations arising out of the Guaranteed Obligations;

2.2.3	the modification, alteration or amendment of any Guaranteed Obligations arising out of the Guaranteed Obligations;

2.2.4	the failure, delay or omission by Creditor to enforce, assert or exercise any right, power or remedy in connection with the Guaranteed Obligations;

2.2.5	the genuineness, validity, or enforceability of the Obligations or any document related thereto;

2.2.6	the existence, value or condition of, or failure of Creditor to perfect its lien against, any security pledged in connection with the Guaranteed Obligations;

2.2.7	the exchange, sale, release or surrender of any security pledged in connection with the Guaranteed Obligations or the release, modification, waiver or failure to enforce any other guaranty, pledge or security agreement;

2.2.8	the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment or other similar application or proceeding affecting any Debtor or any assets of any Debtor; or

2.2.9	the release or discharge of any Debtor from the performance or observance of any agreements, covenants, terms or conditions in connection with the Guaranteed Obligations by operation of law or otherwise.

2.3	Cumulative Obligations. The obligations hereunder are in addition to any other obligations of Guarantor under any other guaranties of the indebtedness or other obligations of Debtor or any other person at any time given to Creditor. This Agreement shall not affect or invalidate any such other guaranties.

2.4	Continuing Guaranty. This Agreement shall remain in full force and effect notwithstanding the fact that, at any particular time, no Guaranteed Obligations may be outstanding. The Guarantor’s obligations under this Guaranty shall not be subject to any right of setoff or counterclaim.

2.5	Joint and Several Obligation; Independent Obligation. Guarantor is directly, jointly, and severally with all other guarantors of the Guaranteed Obligations liable to Creditor. The obligations of Guarantor hereunder are direct and primary and are independent of the obligations of Debtor or any other such guarantor, and a separate action may be brought against Guarantor irrespective of whether an action is brought against Debtor or any other guarantor or whether Debtor or any such other guarantor is joined in such action. Guarantor’s liability hereunder shall not be contingent upon the exercise or enforcement by Creditor of any remedies it may have against Debtor or any other guarantor or the enforcement of any lien or realization upon any security Creditor may at any time possess. Any release that may be given by Creditor to Debtor or any other guarantor shall not release Guarantor.

2.6	Reinstatement. The Guarantor agrees that if at any time all or any part of any payment theretofore applied by Creditor to any of the Guaranteed Obligations is or must be rescinded or returned by Creditor for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Borrower), such Guaranteed Obligations shall, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Creditor, and this Guaranty shall continue to be effective or reinstated, and applicable as to such Guaranteed Obligations, all as though such application by Creditor had not been made.

3.	COVENANTS.

3.1	Guarantor shall keep informed of Debtor’s financial condition as well as all other circumstances that bear upon the risk of nonpayment of the Guaranteed Obligations.

3.2	Guarantor shall, from time to time, at the expense of Guarantor, promptly execute and deliver all further documents and take all further action that may be necessary, or that Creditor may reasonably request, to enable Creditor to exercise and enforce its rights and remedies hereunder.

3.3	Guarantor shall not create, incur, assume or permit to exist any non-purchase-money lien upon or with respect to any of its assets. Guarantor authorizes Creditor to record a record in any public records filing office advising third parties that the taking of any such lien by them may constitute the tortuous interference with Creditor’s rights hereunder.

4.	PAYMENTS.

4.1	Nature and Application of Payments. Creditor may apply any payment with respect to the Guaranteed Obligations or any other amounts due hereunder in such order, as Creditor shall in its sole and absolute discretion determine, irrespective of any contrary instructions received from any other person.

4.2	Indefeasible Payment; Revival. If any portion of any payment to Creditor hereunder is set aside and repaid by Creditor for any reason after being made by Guarantor, the amount so set aside shall be revived as a Guaranteed Obligation and Guarantor shall be liable for the full amount Creditor is required to repay plus all costs and expenses (including attorneys’ fees, costs, and expenses) incurred by Creditor in connection therewith.

4.3	ACH Authorization. To satisfy any of the Guaranteed Obligations, Guarantor authorizes Creditor and Servicer to initiate electronic debit or credit entries through the ACH system to any deposit account maintained by Guarantor.

5.	REPRESENTATIONS AND WARRANTIES.

5.1	Guarantor represents and warrants as follows (which representations and warranties shall be true, correct, and complete at all times):

5.1.1	This Agreement is not made by Guarantor in reliance on any representation or warranty, express or implied, by Creditor concerning the financial condition of Debtor, the nature, value, or extent of any security for the Guaranteed Obligations, or any other matter, and no promises have been made to Guarantor by any person to induce Guarantor to enter into this Agreement, except as set forth in this Agreement. Guarantor is presently informed of the financial condition of Debtor and of all other circumstances that a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations.

5.1.2	The consideration received by Guarantor in connection with this Agreement is adequate and satisfactory in all respects, and represents reasonably equivalent value, to support this Agreement and Guarantor’s obligations hereunder.

5.1.3	With respect to any Guarantor which is not a natural person, it:

(a)	Is organized, validly existing, and in good standing under the laws of the jurisdiction of its formation;

(b)	Has the power and authority and all governmental licenses, authorizations, consents, and approvals to execute, deliver, and perform its obligations hereunder;

(c)	This Agreement has been authorized by all necessary action by Guarantor, and does not and will not:

(i)	Contravene the terms of Guarantor’s organizational documents;

(ii)	Conflict with or result in any breach or contravention of, any contractual obligation to which Guarantor is a party or any order, injunction, writ, or decree of any governmental authority to which Guarantor or Guarantor’s properties are subject; or

(iii)	Violate any law, rule, or regulation of any governmental authority.

5.1.4	There are no actions, suits, proceedings, claims, or disputes pending, or, to the best knowledge of Guarantor, threatened or contemplated, at law, in equity, in arbitration, or before any governmental authority, against Guarantor or any of Guarantor’s properties which purport to affect or pertain to this Agreement or any of the transactions contemplated hereby or thereby.

6.	WAIVERS. GUARANTOR WAIVES:

6.1	ANY AND ALL SURETYSHIP DEFENSES, WHETHER ARISING BY CONTRACT, STATUTE OR BY OPERATION OF LAW.

6.2	Notice of (a) any adverse change in the financial condition of any Debtor, (b) any default in the performance of the Guaranteed Obligations; and (c) any other notice to which Guarantor might be entitled.

6.3	Any defense or claim arising out of (a) the release of any collateral securing the Guaranteed Obligations or (b) any fact that may increase Guarantor’s risk hereunder.

6.4	Any claim of usury.

6.5	Any other defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations have been fully paid) of Debtor including any defense arising from any statute of limitations.

6.6	Any defense based on the invalidity, irregularity, or unenforceability of all or any part of the Guaranteed Obligations or any other circumstance which might constitute a defense of a guarantor.

6.7	Any claim or defense based on (a) the validity, legality or enforceability in whole or in part of the Guaranteed Obligations, (b) any assignment, amendment, transfer, modification, renewal, waiver, compromise, addition or supplement relating to Guaranteed Obligations, (c) any setoff, counterclaim or any circumstances which might constitute a defense or discharge of Guarantor.

6.8	Any lack of power or authority of Debtor.

6.9	Any defense to payment hereunder resulting from Creditor’s releasing the Debtor or any other obligor owing the Guaranteed Obligations from their obligation to pay the Guaranteed Obligations, as well as Creditor’s failure to give Guarantor notice thereof.

6.10	All Guarantor’s rights of reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor.

6.11	All rights and defenses arising out of an election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against the Debtor.

7.	ACKNOWLEDGEMENTS AND AGREEMENTS.

7.1	Modifications to Credit Documents and Guaranteed Obligations. Without notice to Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Creditor may, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, release any obligor of the Guaranteed Obligations or may grant other indulgences to Debtor in respect thereof, or may amend the Credit Documents, or may enforce, exchange, release, or waive any security for the Guaranteed Obligations or any guaranty of the Guaranteed Obligations.

8.	NOTICES.

8.1	All notices shall be effective upon: (a) the sending of an email to one of the email addresses below or (b) delivery to a recognized overnight delivery service of a properly addressed notice, delivery prepaid, with instructions to make delivery on the next business day. For purposes hereof, the addresses of the parties are as set forth below or as may otherwise be specified from time to time in a writing sent by one party to the other in accordance with the provisions hereof:

Guarantor

Address:	[****]
Attention:	Cory Rosenberg
Email address:	[****]

BlueVine Inc.

Address:	401 Warren St, Suite 300
Redwood City, CA 94063
Email address:	legal@bluevine.com

9.	AMENDMENT AND WAIVER.

9.1	Only a writing signed by all parties hereto may amend this Agreement. No failure or delay in exercising any right hereunder shall impair any such right that Creditor may have, nor shall any waiver by Creditor hereunder be deemed a waiver of any default or breach subsequently occurring. Creditor’s rights and remedies herein are cumulative and not exclusive of each other or of any rights or remedies that Creditor would otherwise have.

10.	COSTS AND EXPENSES.

10.1	Guarantor agrees to reimburse Creditor on demand for the actual costs including attorneys’ fees, which Creditor has incurred or may incur in enforcing this Agreement or in connection with any federal or state insolvency proceeding commenced by or against Guarantor, including those (a) arising out of the automatic stay, (b) seeking dismissal or conversion of the bankruptcy proceeding or (c) opposing confirmation of Guarantor’s plan thereunder.

11.	SEVERABILITY.

11.1	Wherever possible, each provision of this Guaranty shall be interpreted in such manner to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, the remaining provisions of this Guaranty shall remain in full force and effect.

12.	SUCCESSORS AND ASSIGNS.

12.1	This Guaranty may not be assigned by the Guarantor unless the Creditor has provided its written consent to such assignment. All guaranties and agreements contained in this Guaranty shall bind the legal representatives, heirs, and agents of the Guarantor, and their successors and assigns, and the successors and permitted assigns of the Guarantor.

12.2	Creditor may assign its rights and delegate its duties hereunder in connection with an assignment of the Guaranteed Obligations. Upon such assignment, Guarantor shall be deemed to have attorned to such assignee and shall owe the same obligations to such assignee and shall accept performance hereunder by such assignee as if such assignee were Creditor.

13.	RIGHTS AND REMEDIES OF CREDITOR.

13.1	No delays on the part of Creditor in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right hereunder or the failure to exercise same in any instance preclude other or further exercise of any other power or right, nor shall Creditor be liable for exercising or failing to exercise any such power or right. The rights and remedies hereunder are cumulative and not exclusive of any rights or remedies that Creditor may or will otherwise have.

14.	OTHER INFORMATION.

14.1	Guarantor will provide Creditor without request with written notice of any change to Guarantor’s principal residential address set forth above in this Guaranty (or in the most recent written notice sent by Guarantor to Creditor advising Creditor of a change to such address) not later than five (5) days after any such change.

15.	ENTIRE AGREEMENT.

15.1	No promises of any kind have been made by Creditor or any third party to induce Guarantor to execute this Agreement. No course of dealing, course of performance or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms of this Agreement.

16.	REVOCATION.

16.1	Guarantor waives any right to revoke the Agreement as to future Guaranteed Obligations.

16.2	If, contrary to the express intent of this agreement, any such revocation is attempted by Guarantor:

16.2.1	It shall not be effective until thirty days after written notice thereof has been actually received by any officer of Creditor;

16.2.2	It shall not apply to any Guaranteed Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof);

16.2.3	It shall not apply to any Guaranteed Obligations made or created after such date pursuant to a commitment of Creditor which was, or is believed in good faith by Creditor to be, in existence on the date of such revocation;

16.2.4	No payment by any other guarantor or Debtor, or from any other source, prior to the date of such revocation shall reduce the obligations of Guarantor hereunder; and

16.2.5	Payment by any other Guarantor or Debtor, or from any other source shall be first applied to Guaranteed Obligations, if any, as to which the revocation by Guarantor is effective and, to the extent so applied, shall not reduce the obligations of Guarantor hereunder.

17.	CHOICE OF LAW.

17.1	This Agreement and all transactions contemplated hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the internal laws of the Chosen State, excluding the conflict of laws provisions thereof, regardless of the location of the Guarantor. Guarantor acknowledges and agrees that Creditor conducts its business in the Chosen State.

18.	ARBITRATION REQUIRED; CLASS ACTION WAIVER.

18.1	TO THE EXTENT NOT PROHIBITED BY LAW, TO THE EXTENT THAT A CLAIM ARISES OUT OF, OR IN RELATION TO THIS GUARANTY, INCLUDING WITHOUT LIMITATION, THE TERMS, CONSTRUCTION, INTERPRETATION, PERFORMANCE, ENFORCEMENT, TERMINATION, BREACH, OR ENFORCEABILITY, INCLUDING THE DETERMINATION OF THE SCOPE OR APPLICABILITY OF THIS AGREEMENT TO ARBITRATE (A “CLAIM”), THE PARTIES AGREE THAT THE CLAIM SHALL BE RESOLVED EXCLUSIVELY BY BINDING INDIVIDUAL ARBITRATION IN THE STATE IN WHICH GUARANTOR RESIDES (UNLESS THE PARTIES MUTUALLY AGREE TO CONDUCT THE ARBITRATION IN ANOTHER STATE), SUBJECT TO SUBSECTION 18.10 HEREOF.

18.2	FOR PURPOSES OF THIS ARBITRATION PROVISION, THE WORDS “CLAIM” AND “CLAIMS” ARE GIVEN THE BROADEST POSSIBLE MEANING AND INCLUDE, WITHOUT LIMITATION (A) ALL CLAIMS, DISPUTES, OR CONTROVERSIES ARISING FROM OR RELATING DIRECTLY OR INDIRECTLY TO THIS ARBITRATION PROVISION, THE VALIDITY AND SCOPE OF THIS ARBITRATION PROVISION AND ANY CLAIM OR ATTEMPT TO SET ASIDE THIS ARBITRATION PROVISION; (B) ALL FEDERAL OR STATE LAW CLAIMS, DISPUTES OR CONTROVERSIES, ARISING FROM OR RELATING DIRECTLY OR INDIRECTLY TO THE GUARANTY; (C) ALL COUNTERCLAIMS, CROSS-CLAIMS AND THIRD PARTY CLAIMS; (D) ALL COMMON LAW CLAIMS, BASED UPON CONTRACT, TORT, FRAUD, OR OTHER INTENTIONAL TORTS; (E) ALL CLAIMS BASED UPON A VIOLATION OF ANY STATE OR FEDERAL CONSTITUTION, STATUTE OR REGULATION; (F) ALL CLAIMS ASSERTED BY CREDITOR AGAINST GUARANTOR, INCLUDING CLAIMS FOR MONEY DAMAGES TO COLLECT ANY SUM CREDITOR CLAIMS THAT GUARANTOR OWES TO CREDITOR; (G) ALL CLAIMS ASSERTED BY GUARANTOR INDIVIDUALLY AGAINST CREDITOR AND/OR ANY OF CREDITOR’S EMPLOYEES, AGENTS, COLLECTION AGENCIES OR OTHER THIRD PARTIES RETAINED TO COLLECT DEBTS, DIRECTORS, OFFICERS, SHAREHOLDERS, GOVERNORS, MANAGERS, MEMBERS, PARENT COMPANY OR AFFILIATED ENTITIES (HEREINAFTER COLLECTIVELY REFERRED TO AS “RELATED THIRD PARTIES”), INCLUDING CLAIMS FOR MONEY DAMAGES AND/OR EQUITABLE OR INJUNCTIVE RELIEF; AND (H) ALL CLAIMS ASSERTED ON GUARANTOR’S BEHALF BY ANOTHER PERSON.

18.3	THE PARTIES ACKNOWLEDGE THAT THIS GUARANTY EVIDENCES A TRANSACTION INVOLVING INTERSTATE COMMERCE. ANY ARBITRATION CONDUCTED PURSUANT TO THE TERMS OF THIS GUARANTY SHALL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. §§ 1-16).

18.4	EACH PARTY WAIVES THE RIGHT TO LITIGATE IN COURT OR AN ARBITRATION PROCEEDING ANY DISPUTE AS A CLASS ACTION, EITHER AS A MEMBER OF A CLASS OR AS A REPRESENTATIVE, OR TO ACT AS A PRIVATE ATTORNEY GENERAL. THE ARBITRATOR SHALL NOT CONDUCT A CLASS ARBITRATION AND SHALL NOT ALLOW GUARANTOR TO SERVE AS A REPRESENTATIVE, PRIVATE ATTORNEY GENERAL, OR IN ANY OTHER REPRESENTATIVE CAPACITY.

18.5	NOTHING IN THIS ARBITRATION PROVISION, OR OTHERWISE, NOR THE COMMENCEMENT OR PENDENCY OF ANY PROCEEDING, SHALL LIMIT THE RIGHT OF ANY PARTY TO THIS GUARANTY TO EXERCISE ANY SELF-HELP RIGHTS OR ANY OTHER RIGHTS OR REMEDIES AVAILABLE TO IT BY CONTRACT OR APPLICABLE STATUTORY OR CASE LAW (INCLUDING BUT NOT LIMITED TO THE FILING OF AN INVOLUNTARY PETITION IN BANKRUPTCY, THE RIGHT OF SET- OFF, ATTACHMENT, RECOUPMENT, FORECLOSURE, OR REPOSSESSION) WITH RESPECT TO THE EXTENSION OF CREDIT, THE PROTECTION AND PRESERVATION OF COLLATERAL, THE LIQUIDATION AND REALIZATION OF COLLATERAL, THE PROTECTION, CONTINUATION AND PRESERVATION OF LIEN RIGHTS AND LIEN PRIORITIES, THE COLLECTION OF INDEBTEDNESS, AND THE PROCESSING AND PAYMENT OR RETURN OF CHECKS, WHETHER SUCH OCCURS BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING. THE INSTITUTION AND MAINTENANCE OF AN ACTION FOR JUDICIAL RELIEF OR PURSUIT OF PROVISIONAL OR ANCILLARY RIGHTS OR REMEDIES OR EXERCISE OF SELF-HELP REMEDIES, ALL AS PROVIDED HEREIN, AND THE PURSUIT OF ANY SUCH RIGHTS OR REMEDIES, SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT OR OBLIGATION OF ANY PARTY, INCLUDING THE PLAINTIFF SEEKING JUDICIAL RELIEF OR REMEDIES, TO SUBMIT A CLAIM TO ARBITRATION, INCLUDING A CLAIM THAT MAY ARISE FROM THE EXERCISE OF SUCH RIGHTS.

18.6	A PARTY SEEKING TO RESOLVE A CLAIM BY BINDING ARBITRATION SHALL SUBMIT A DEMAND FOR ARBITRATION TO THE OTHER PARTY, AS SET FORTH HEREIN, WITHIN THE TIME LIMIT ESTABLISHED BY THE APPLICABLE STATUTE OF LIMITATIONS FOR THE ASSERTED CLAIM. THE DEMAND SHALL IDENTIFY AND DESCRIBE THE NATURE OF ALL CLAIMS ASSERTED AND THE FACTS UPON WHICH SUCH CLAIMS ARE BASED.

18.7	THE ARBITRATION SHALL BE ADMINISTERED BY JAMS AND THE ARBITRATION SHALL BE CONDUCTED IN ACCORDANCE WITH THE TERMS OF THIS ARBITRATION PROVISION AND THE EXPEDITED PROCEDURES OF THE JAMS COMPREHENSIVE ARBITRATION RULES AND PROCEDURES (THE “RULES AND PROCEDURES”) (AS MAY BE AMENDED OR REPLACED FROM TIME TO TIME). THE ARBITRATOR SHALL BE CHOSEN IN ACCORDANCE WITH THE PROCEDURES OF JAMS FROM THE JAMS FINANCIAL MARKETS GROUP, UNLESS THE PARTIES AGREE TO ANOTHER ARBITRATOR FROM JAMS WHO IS NOT A MEMBER OF THE FINANCIAL MARKETS GROUP. THE ARBITRATOR SHALL BASE THE AWARD ON APPLICABLE LAW OF THE CHOSEN STATE (WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES). THE ARBITRATION SHALL BE CONDUCTED BY A SINGLE ARBITRATOR AND IN ENGLISH. JUDGMENT ON THE AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE ARBITRATION SHALL BE FINAL AND BINDING ON THE PARTIES. THE ARBITRATOR SHALL RENDER A WRITTEN AWARD AND OPINION WHICH REVEALS THE ESSENTIAL FINDINGS AND CONCLUSIONS UPON WHICH THE AWARD IS BASED. TO THE EXTENT THAT THE JAMS RULES PERMIT A CLASS ARBITRATION OR PERMIT AN ARBITRATION TO BE BROUGHT IN A REPRESENTATIVE OR PRIVATE ATTORNEY GENERAL CAPACITY, THIS ARBITRATION PROVISION SUPERSEDES THOSE RULES. THE ARBITRATION SHALL BE CONDUCTED AS AN INDIVIDUAL ARBITRATION ONLY.

18.8	NOTWITHSTANDING ANYTHING IN THE JAMS RULES TO THE CONTRARY, THE ARBITRATOR SHALL HAVE THE AUTHORITY TO ENTERTAIN A MOTION TO DISMISS AND/OR A MOTION FOR SUMMARY JUDGMENT BY ANY PARTY. EITHER PARTY, UPON REQUEST AT THE CLOSE OF HEARING, SHALL BE GIVEN LEAVE TO FILE A POST-HEARING BRIEF. THE TIME FOR FILING SUCH A BRIEF SHALL BE SET BY THE ARBITRATOR.

18.9	THE COSTS OF THE ARBITRATION SHALL BE PAID EQUALLY BETWEEN THE PARTIES. THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND EXPENSES TO THE PARTY THAT IS REQUIRED TO RECEIVE PAYMENT FROM THE OTHER PARTY PURSUANT TO THE AWARD RESULTING FROM THIS ARBITRATION. IT SHALL BE PRESUMED (SUBJECT TO REBUTTAL ONLY BY THE INTRODUCTION OF COMPETENT EVIDENCE TO THE CONTRARY) THAT THE AMOUNT RECOVERABLE IS THE AMOUNT BILLED TO THE PREVAILING PARTY BY ITS COUNSEL AND THAT SUCH AMOUNT WILL BE REASONABLE IF BASED ON THE BILLING RATES CHARGED TO THE PREVAILING PARTY BY ITS COUNSEL IN SIMILAR MATTERS.

18.10	NOTHING IN THIS ARBITRATION PROVISION SHALL PROHIBIT EITHER PARTY OR A RELATED THIRD PARTY FROM INSTITUTING A CLAIM IN SMALL CLAIMS COURT OR FILING A CLAIM IN COURT PROVIDED THAT THE OTHER PARTY DOES NOT ELECT TO ARBITRATE THE DISPUTE.

18.11	UNLESS CONTRARY TO LAW, THE ARBITRATION PROCEEDINGS AND THE ARBITRATION AWARD SHALL BE MAINTAINED BY THE PARTIES AS CONFIDENTIAL, EXCEPT AS IS OTHERWISE REQUIRED BY COURT ORDER OR AS IS NECESSARY TO CONFIRM, VACATE OR ENFORCE THE AWARD AND FOR DISCLOSURE IN CONFIDENCE TO THE PARTIES’ RESPECTIVE ATTORNEYS, TAX ADVISORS AND SENIOR MANAGEMENT. THE ARBITRATOR TO WHOM A CLAIM HAS BEEN SUBMITTED HEREUNDER SHALL RETAIN JURISDICTION TO ENFORCE THIS ARBITRATION PROVISION AFTER ENTRY OF A JUDGMENT IN ANY COURT HAVING JURISDICTION ON THE AWARD ISSUED BY SUCH ARBITRATOR.

18.12	THIS ARBITRATION PROVISION IS BINDING UPON AND BENEFITS GUARANTOR, ITS RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS. THIS ARBITRATION PROVISION IS BINDING UPON AND BENEFITS CREDITOR, ITS SUCCESSORS AND ASSIGNS, AND RELATED THIRD PARTIES. THIS ARBITRATION PROVISION CONTINUES IN FULL FORCE AND EFFECT, EVEN IF GUARANTOR’S OBLIGATIONS HAVE BEEN PAID OR DISCHARGED THROUGH BANKRUPTCY. THIS ARBITRATION PROVISION SURVIVES ANY CANCELLATION, TERMINATION, AMENDMENT, EXPIRATION OR PERFORMANCE OF ANY TRANSACTION BETWEEN THE PARTIES AND CONTINUES IN FULL FORCE AND EFFECT UNLESS THE PARTIES OTHERWISE AGREE IN WRITING. IF ANY PART OF THIS ARBITRATION PROVISION IS HELD INVALID, THE REMAINDER SHALL REMAIN IN EFFECT.

18.13	GUARANTOR MAY CHOOSE TO OPT OUT OF THIS SECTION 18 (THIS “ARBITRATION PROVISION”), BUT ONLY BY FOLLOWING THE PROCESS SET- FORTH IN THIS SECTION 18.13. IF GUARANTOR DOES NOT WISH TO BE SUBJECT TO THIS ARBITRATION PROVISION, THEN GUARANTOR MUST NOTIFY CREDITOR IN WRITING WITHIN THIRTY (30) CALENDAR DAYS OF THE DATE OF SIGNING OF THIS GUARANTY AT THE FOLLOWING ADDRESS: ARBITRATION OPT-OUT, BLUEVINE INC., 401 WARREN ST #300, REDWOOD CITY, CA 94063. GUARANTOR ‘S WRITTEN NOTICE MUST INCLUDE GUARANTOR’S NAME, ADDRESS, CELTIC ACCOUNT NUMBER, AND A STATEMENT THAT GUARANTOR WISHES TO OPT OUT OF THIS ARBITRATION PROVISION.

19.	VENUE; JURISDICTION.

19.1	Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if Creditor so elects, be instituted in any court sitting in the Chosen State, in the city in which Creditor’s chief executive office is located, or if none, any court sitting in the Chosen State (the “Acceptable Forums”). Guarantor agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Guarantor waives any right to oppose any motion or application made by Creditor to transfer such proceeding to an Acceptable Forum.

20.	SERVICE OF PROCESS.

20.1	Guarantor agrees that Creditor may effect service of process upon Guarantor by regular mail at the address set forth herein or at such other address as may be reflected in the records of Creditor, or at the option of Creditor by service upon Guarantor’s agent for the service of process.

IN WITNESS WHEREOF, Guarantor has executed this Agreement as of the date first written above.

Electronically signed, event #1,471,820,107

Name: Cory Rosenberg, individually

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